GPS FUNDS II

GuidePath® Fixed Income Allocation Fund
GuidePath® Strategic Asset Allocation Fund
GuidePath® Tactical Constrained® Asset Allocation Fund
GuidePath® Tactical Unconstrained® Asset Allocation Fund
GuidePath® Absolute Return Asset Allocation Fund
GuidePath® Multi-Asset Income Asset Allocation Fund

Supplement dated September 16, 2015
to the Prospectus dated July 31, 2015

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The Board of Trustees of GPS Funds II (the “Board”) has approved certain changes regarding the names, investment strategies and benchmark indices of certain series of GPS Funds II (each, a “Fund” and collectively, the “Funds”) that will become effective on or about December 31, 2015.  AssetMark, Inc. (the “Advisor”) believes these modifications will allow the Funds to better serve as building blocks for creating goals-based client investment solutions.  The relevant changes are outlined below as they will apply to each Fund.  Once these changes become effective, you will receive an amended Prospectus.

GuidePath® Fixed Income Allocation Fund

•	The Fund will be renamed GuidePath® Flexible Income Allocation Fund.

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In connection with the Fund’s name change, the Board has approved the removal of the Fund’s 80% investment policy relating to investments suggested by the Fund’s name (“Names Rule Policy”). The Fund will no longer be required to invest, under normal circumstances, at least 80% of its assets in fixed income securities or investments that provide exposure to fixed income securities.  Under the Fund’s revised investment strategies, the Fund expects, under normal circumstances, to invest at least 70% of its assets in fixed income securities or investments that provide exposure to fixed income securities, including underlying funds that in turn invest in fixed income securities or investments that provide exposure to fixed income securities.  However, the Fund’s investment strategies with respect to its investments in fixed income securities or investments that provide exposure to fixed income securities will not be considered a Names Rule Policy, and may be changed at any time by the Board.

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Under the Fund’s revised investment strategies, the Fund may utilize an asset allocation strategy that builds on a foundation of alternative investments, such as long/short equity funds that seek a modest positive return from equity investments, that attempts to stay insulated from general stock market volatility, combined with opportunistic equity and fixed income investments strategically selected to enhance returns.

•	The Advisor intends to increase the Fund’s investment in exchange-traded funds (“ETFs”) for purposes of achieving core market exposures.

GuidePath® Strategic Asset Allocation Fund

•	The Fund will be renamed GuidePath® Growth Allocation Fund.

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The Fund’s current asset allocation mix will be adjusted.  Pursuant to the Fund’s revised investment strategies, under normal circumstances, the Fund will be expected to allocate between 65% and 100% of its assets to equity securities or investments that provide exposure to equity securities and between 0% and 35% of its assets to fixed income securities or investments that provide exposure to fixed income securities, with up to 2% of its assets allocated to cash equivalent investments.  Under normal market conditions, the Fund’s baseline allocation is expected to be approximately 85% equities and 15% fixed income (including cash equivalents).  Over time, the asset allocation mix may change as a result of changing capital market assumptions or short-term market opportunities.

•	The Advisor intends to increase the Fund’s investment in ETFs for purposes of achieving core market exposures.

•	The Fund’s primary benchmark index will be changed from the MSCI All Country World Index to the S&P® Target Risk Aggressive Index.

GuidePath® Tactical Constrained® Asset Allocation Fund

•	The Fund will be renamed GuidePath® Conservative Allocation Fund.

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The Fund’s current asset allocation mix will be adjusted.  Pursuant to the Fund’s revised investment strategies, under normal circumstances, the Fund will be expected to allocate between 15% and 55% of its assets to equity securities and investments that provide exposure to equity securities and between 45% and 85% of its assets to fixed income securities and investments that provide exposure to fixed income securities, with up to 2% of its assets allocated to cash equivalent investments.  Under normal market conditions, the Fund’s baseline allocation is expected to be approximately 35% equities and 65% fixed income (including cash equivalents).  Over time, the asset allocation mix may change as a result of changing capital market assumptions or short-term market opportunities.

•	The Advisor intends to increase the Fund’s investment in ETFs for purposes of achieving core market exposures.

•	The Fund’s primary benchmark index will be changed from the MSCI All Country World Index to the S&P® Target Risk Conservative Index.

GuidePath® Tactical Unconstrained® Asset Allocation Fund

•	The Fund will be renamed GuidePath® Tactical Allocation Fund.

•	The Advisor intends to increase the Fund’s investment in ETFs for purposes of achieving core market exposures.

•	The Fund’s primary benchmark index will be changed from the S&P 500® Index to the S&P 500® Daily Risk Control 10% Index.

GuidePath® Absolute Return Asset Allocation Fund

•	The Fund will be renamed GuidePath® Absolute Return Allocation Fund.

GuidePath® Multi-Asset Income Asset Allocation Fund

•	The Fund will be renamed GuidePath® Multi-Asset Income Allocation Fund.

•	The Fund’s primary benchmark index will be changed from the MSCI World High Dividend Yield Index to the Morningstar Multi-Asset Income Index.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.